OAKWOOD MORTGAGE INVESTORS, INC. 1999-D              REPORT DATE:  9/8/00
 OAKWOOD ACCEPTANCE CORP. -  SERVICER                 POOL REPORT # 13
 REMITTANCE REPORT                                    Page 1 of 6
 REPORTING MONTH:                  August-00



                                         Scheduled Principal Balance of Contracts
 -----------------------------------------------------------------------------------------------------------------


 Beginning                                                                                             Ending            Scheduled
 Principal                 Scheduled         Prepaid           Liquidated       Contracts              Principal         Gross
 Balance                   Principal         Principal         Principal        Repurchased            Balance           Interest
 -----------------------------------------------------------------------------------------------------------------------------------



  271,488,025.54       (292,012.20)          (675,049.88)    (859,717.15)        0.00               269,661,246.31      2,278,232.73
 ===================================================================================================================================




                         Scheduled                                      Amount
   Servicing             Pass Thru            Liquidation           Available for
   Fee                   Interest              Proceeds              Distribution
----------------------------------------------------------------------------------




    226,240.02          2,051,992.71           594,472.00          3,839,766.81
==================================================================================





                                Certificate Account
 ----------------------------------------------------------------------------------------------------------------------------

                                 Deposits
   Beginning                                                                     Investment              Ending
   Balance         Principal           Interest           Distributions           Interest               Balance
 ----------------------------------------------------------------------------------------------------------------------------



  96,236.49      1,824,532.17          2,094,608.86       (3,418,203.25)         1,327.44              598,501.71
 ============================================================================================================================

                       P&I Advances at Distribution Date
-------------------------------------------------------------------------------


 Beginning             Recovered              Current              Ending
  Balance              Advances              Advances             Balance
-------------------------------------------------------------------------------



1,642,008.62         (1,642,098.62)         1,871,982.11       1,871,892.11
===============================================================================


OAKWOOD MORTGAGE INVESTORS, INC. 1999-D                    REPORT DATE:   9/8/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                       POOL REPORT #   13
REMITTANCE REPORT
REPORTING MONTH:                          August-00        Page 2 of 6


Class B Crossover Test                                                                Test Met?
--------------------------------------------------------------------                  ---------------

(a) Remittance date on or after March 2004                                                  N


(b) Average 60 day Delinquency rate <=   5.5%                                               Y




(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                MAR 2004 - AUG 2005                  7%                                     N
                SEP 2005 - AUG 2006                  8%                                     N
                SEP 2006 - FEB 2008                  9.5%                                   N
                10.5 THEREAFTER                      10.5%                                  N


(e) Current realized loss ratio <=                   3.00%                                  Y

(f) Does subordinated cert. percentage equal or
     exceed                                          46.375%
     of stated scheduled pool balance

                Beginning M balances                                    36,270,000.00

                Beginning B balances                                    33,248,000.00

                Overcollateralization                                    7,762,056.43
                                                                    ------------------
                                                                        77,280,056.43
                Divided by beginning pool
                balance                                                271,488,025.54
                                                                    ------------------
                                                                              28.465%       N
                                                                    ==================

  Average 60 day delinquency ratio:



                              Over 60s            Pool Balance             %
                        ------------------------------------------------------------

  Current Mo                   14,469,476.24          269,661,246.31     5.37%
  1st Preceding Mo             13,575,479.75          271,488,025.54     5.00%
  2nd Preceding Mo             11,727,710.27          272,662,427.67     4.30%
                                                          Divided by       3
                                                                     ---------------
                                                                         4.89%
                                                                     ===============












  Cumulative loss ratio:

                           Cumulative losses            1,411,136.12
                                             ------------------------
  Divided by Initial Certificate Principal            302,250,407.75     0.467%
                                                                     ===========




  Current realized loss ratio:


                        Liquidation               Pool
                           Losses                Balance
                       ---------------------------------------------

 Current Mo             265,245.15          271,488,025.54
 1st Preceding Mo       163,973.09          272,662,427.67
 2nd Preceding Mo       262,748.72          274,547,731.43
                       ---------------------------------------------
                        691,966.96          272,899,394.88               1.014%
                                                                      =========

OAKWOOD MORTGAGE INVESTORS, INC. 1999-D           REPORT DATE: 9/8/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER              POOL REPORT #   13
REMITTANCE REPORT                                 Page 3 of 6
REPORTING MONTH:                August-00



                                                          Delinquency Analysis

                                      31 to 59 days                       60 to 89 days              90 days and Over
          No. of        Principal                       Principal                 Principal                   Principal
          Loans          Balance             #           Balance         #        Balance            #        Balance
          ------------------------------------------------------------------------------------------------------------------------


Non Repos   5,602     261,815,397.05         134       5,160,457.13       62       2,185,893.68       95      4,555,958.31

    Repos     193       7,845,849.26           3         118,225.01       11         438,273.35      179      7,289,350.90
          ----------------------------------------------------------------------------------------------------------------------

    Total   5,795     269,661,246.31         137       5,278,682.14       73       2,624,167.03      274     11,845,309.21
          ======================================================================================================================
                                                                                           0.00

                                                                                     Repossession Analysis
                                           Active Repos                  Reversal       Current Month
           Total Delinq.                   Outstanding                  (Redemption)        Repos              Cumulative Repos
                          Principal               Principal             Principal             Principal            Principal
               #          Balance       #         Balance         #      Balance      #       Balance       #       Balance
           ------------------------------------------------------------------------------------------------------------------------
 Non Repos   291        11,902,309.12   193     7,845,849.26     -1   (32,617.49)    47    1,814,812.01   321    12,208,962.42

     Repos   193         7,845,849.26
            --------------------------
     Total  4.84        19,748,158.38
            ==========================

             8.4%               7.32%
            ==========================





OAKWOOD MORTGAGE INVESTORS, INC. 1999-D                 REPORT DATE:  9/8/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                    POOL REPORT # 13
REMITTANCE REPORT
REPORTING MONTH:                     August-00          Page 4 of 6

REPOSSESSION LIQUIDATION REPORT



                                         Liquidated
        Account          Customer        Principal            Sales           Insur.           Total          Repossession
        Number             Name           Balance            Proceeds         Refunds         Proceeds          Expenses
-----------------------------------------------------------------------------------------------------------------------------

        1953546 MICHEAL W COPPINGER       28,903.83          25,900.00      1,462.07          27,362.07         6,492.00
        1955715 JOE SANDERS               33,206.19          38,000.00      3,637.91          41,637.91         6,855.00
        1963941 GREGORY F HAMRICK         32,240.24          31,580.50          0.00          31,580.50         6,662.42
        1969435 DELFINO MORENO            27,498.09          26,900.00      1,772.92          28,672.92         6,522.00
        1970433 CHRIS R WALLACE           27,958.85          29,400.00      1,210.88          30,610.88         6,597.00
        1981901 DAVID WHALEY              25,708.52          27,000.00          0.00          27,000.00         6,525.00
        1984384 ROSA M HERRERA            38,290.09          37,500.00      2,784.74          40,284.74         6,840.00
        1986298 AARON M SPENCE            14,729.62           9,054.00          0.00           9,054.00         1,100.00
        1986348 JOSEPH M HICKS            48,010.69          42,000.00      5,096.75          47,096.75         6,975.00
        1986546 TOMMY D GARRETT           86,209.27          79,900.35        537.84          80,438.19        12,422.01
        1987353 ARTHUR ROBERTS             9,099.50             700.00          0.00             700.00         1,100.00
        1987619 ROBERT CHAPMAN            65,087.33          54,650.00      3,678.57          58,328.57        11,664.50
        1989250 SUSAN K SWINEY            31,913.78          30,900.00        405.52          31,305.52         6,642.00
        1993088 CHARLES IRICK             31,777.71          30,400.00        106.20          30,506.20        10,937.00
        1996610 CHARLES GIVEN             31,831.85          31,720.00        195.05          31,915.05         6,666.60
        1998368 DANNY W EGGERS            43,634.13          40,900.00      2,234.99          43,134.99         6,942.00
        2002210 RON W WARD                23,620.97          26,500.00        243.27          26,743.27         6,510.00
        2007813 MICHAEL WRIGHT            39,184.40          31,000.00      2,749.25          33,749.25         6,645.00
        1968288 PAUL MCPHERSON            64,385.52          55,250.00      5,404.66          60,654.66        11,682.50
        1983287 SALVADOR RAMIREZ          33,942.79          32,900.00        379.20          33,279.20         6,702.00
        2014587 FRANK ROSE                33,570.62          33,555.29        981.35          34,536.64         6,721.66
        2022556 TONYA OVERSTREET          31,499.34          32,000.00        700.65          32,700.65         6,675.00
      **1971829 ANDREW J MERCHANT         40,681.17                        40,790.29          40,790.29
      **1982453 CHARLES E CAMPBELL        16,732.65                        17,059.20          17,059.20
                                                                                                   0.00
                                                                                                   0.00
                                                                                                   0.00
                                                                                                   0.00
                                      ---------------------------------------------------------------------------------------
                                         859,717.15         747,710.14     91,431.31         839,141.45       155,878.69
                                      =======================================================================================





                                             Net                                      Net              Current
         Account        Customer        Liquidation     Unrecov.                  Pass Thru          Period Net    Cumulative
         Number           Name            Proceeds      Advances     FHA Ins      Proceeds          Gain/(Loss)    Gain/(Loss)
        ------------------------------------- -------------------------------------------------------------------------------------
        1953546 MICHEAL W COPPINGER        20,870.07       2,374.24                  18,495.83       (10,408.00)
        1955715 JOE SANDERS                34,782.91       4,245.04                  30,537.87        (2,668.32)
        1963941 GREGORY F HAMRICK          24,918.08       2,817.80                  22,100.28       (10,139.96)
        1969435 DELFINO MORENO             22,150.92       3,498.38                  18,652.54        (8,845.55)
        1970433 CHRIS R WALLACE            24,013.88       2,956.73                  21,057.15        (6,901.70)
        1981901 DAVID WHALEY               20,475.00       4,280.67                  16,194.33        (9,514.19)
        1984384 ROSA M HERRERA             33,444.74       2,456.01                  30,988.73        (7,301.36)
        1986298 AARON M SPENCE              7,954.00       2,546.33                   5,407.67        (9,321.95)
        1986348 JOSEPH M HICKS             40,121.75       5,788.24                  34,333.51       (13,677.18)
        1986546 TOMMY D GARRETT            68,016.18      10,097.47                  57,918.71       (28,290.56)
        1987353 ARTHUR ROBERTS               (400.00)      1,569.43                  (1,969.43)      (11,068.93)
        1987619 ROBERT CHAPMAN             46,664.07       9,557.49                  37,106.58       (27,980.75)
        1989250 SUSAN K SWINEY             24,663.52       4,668.24                  19,995.28       (11,918.50)
        1993088 CHARLES IRICK              19,569.20       2,407.11                  17,162.09       (14,615.62)
        1996610 CHARLES GIVEN              25,248.45       4,125.96                  21,122.49       (10,709.36)
        1998368 DANNY W EGGERS             36,192.99       3,323.82                  32,869.17       (10,764.96)
        2002210 RON W WARD                 20,233.27       2,445.22                  17,788.05        (5,832.92)
        2007813 MICHAEL WRIGHT             27,104.25       5,998.07                  21,106.18       (18,078.22)
        1968288 PAUL MCPHERSON             48,972.16       5,615.40                  43,356.76       (21,028.76)
        1983287 SALVADOR RAMIREZ           26,577.20       2,254.11                  24,323.09        (9,619.70)
        2014587 FRANK ROSE                 27,814.98       2,686.31                  25,128.67        (8,441.95)
        2022556 TONYA OVERSTREET           26,025.65       1,886.08                  24,139.57        (7,359.77)
      **1971829 ANDREW J MERCHANT          40,790.29         672.11                  40,118.18          (562.99)
      **1982453 CHARLES E CAMPBELL         17,059.20         520.50                  16,538.70          (193.95)
                                                0.00                                      0.00             0.00
                                                0.00                                      0.00             0.00
                                                0.00                                      0.00             0.00
                                                0.00                                      0.00             0.00
                                      --------------------------------------------------------------------------
                                          683,262.76      88,790.76        0.00     594,472.00      (265,245.15)     (1,411,136.12)
                                      =============================================================================================
**Loan Charge off

                                                                                                                           0.00

OAKWOOD MORTGAGE INVESTORS, INC. 1999-D                   REPORT DATE:   9/8/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                      POOL REPORT #  13
REMITTANCE REPORT
REPORTING MONTH:                           August-00      Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL


                                                       Beginning             Beginning
 Senior                    Original Certificate       Certificate       Principal Shortfall  Current Principal      Current
 Certificates                     Balance               Balance             Carry-Over                Due        Principal Paid

 A-1                            226,687,000.00         194,207,969.11           0.00              1,826,779.23      1,826,779.23









                                ---------------------------------------------------------------------------------------------------
Total Certificate Principal Bal.  226,687,000.00       194,207,969.11            0.00           1,826,779.23         1,826,779.23
                                ===================================================================================================


                                          Accelerated
                                     Ending Principal       Principal            Ending                         Principal Paid
  Senior                               Shortfall Carry-    Distribution        Certificate                         Per $1,000
  Certificates                               Over           Amount               Balance       Pool Factor        Denomination

  A-1                                      0.00            82,541.17        192,298,648.71       84.83003%           8.42272





                                   ----------------------------------------------------------------------------------------------
  Total Certificate Principal Bal.         0.00            82,541.17        192,298,648.71
                                   ==============================================================================================









                                                                            Beginning             Beginning
Subordinate                                     Original Certificate      Certificate       Principal Shortfall  Current Principal
Certificates                                          Balance               Balance             Carry-Over                Due

M-1                                                     22,669,000.00        22,669,000.00            0.00                  0.00
M-1 Outstanding Writedown                                                             0.00

M-2                                                     13,601,000.00        13,601,000.00            0.00                  0.00
M-2 Outstanding Writedown                                                             0.00

B-1                                                     16,624,000.00        16,624,000.00            0.00                  0.00
B-1 Outstanding Writedown                                                             0.00

B-2                                                     16,624,000.00        16,624,000.00            0.00                  0.00
B-2 Outstanding Writedown                                                             0.00

Excess Asset Principal Balance                           6,045,407.75         7,762,056.43
                                               ------------------------------------------------------------------------------------

Total Excluding Writedown Balances                      75,563,407.75        77,280,056.43            0.00                  0.00
                                               ====================================================================================

All Certificates Excluding Writedown Balances          302,250,407.75       271,488,025.54            0.00          1,826,779.23
                                               ====================================================================================




                                                                                                                 Accelerated
                                                                   Ending Principal           Current              Principal
Subordinate                                        Current          Shortfall Carry-        Writedown/          Distribution
Certificates                                    Principal Paid            Over              (Writeup)              Amount

M-1                                                    0.00                 0.00                 0.00
M-1 Outstanding Writedown                                                                        0.00

M-2                                                    0.00                 0.00                 0.00
M-2 Outstanding Writedown                                                                        0.00

B-1                                                    0.00                 0.00                 0.00
B-1 Outstanding Writedown                                                                        0.00

B-2                                                    0.00                 0.00                 0.00
B-2 Outstanding Writedown                                                                        0.00

Excess Asset Principal Balance                                                                                   (82,541.17)
                                              --------------------------------------------------------------------------------------

Total Excluding Writedown Balances                     0.00                 0.00                 0.00            (82,541.17)
                                              ======================================================================================

All Certificates Excluding Writedown Balances  1,826,779.23                 0.00                 0.00                  0.00        2
                                              ======================================================================================


                                                   Ending                           Principal Paid
Subordinate                                     Certificate                           Per $1,000
Certificates                                      Balance           Pool Factor      Denomination

M-1                                            22,669,000.00        100.00000%           0.00000
M-1 Outstanding Writedown                               0.00

M-2                                            13,601,000.00        100.00000%           0.00000
M-2 Outstanding Writedown                               0.00

B-1                                            16,624,000.00        100.00000%           0.00000
B-1 Outstanding Writedown                               0.00

B-2                                            16,624,000.00        100.00000%           0.00000
B-2 Outstanding Writedown                               0.00

Excess Asset Principal Balance                  7,844,597.60
                                                --------------

Total Excluding Writedown Balances              77,362,597.60
                                                ==============

All Certificates Excluding Writedown Balances  269,661,246.31
                                               ==============



OAKWOOD MORTGAGE INVESTORS, INC. 1999-D     REPORT DATE:  9/8/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER        POOL REPORT # 13
REMITTANCE REPORT
REPORT      MONTH:       August-00          Page 6 of 6

CERTIFICATE INTEREST ANALYSIS



                                                                       Current                                Interest
                 Pass       Beginning Carry-                         Carry-Over                   Ending      Paid Per
   Senior      Through       Over Priority     Current Priority  Priority Interest              Carry-Over    $1,000    Total Class
Certificates    Rate       Interest Balance    Interest Accrual        Accrual         Paid      Balance       Denom.  Distribution

A-1            7.8400%             0.00          1,268,825.40           0.00       1,268,825.40   0.00       5.59726   3,178,145.80










                                   --------------------------------------------------------------------------          -------------
Total                               0.00          1,268,825.40          0.00       1,268,825.40      0.00              3,178,145.80
                                   ==========================================================================         =============

                                                                                     Current                              Ending
                        Pass         Beginning Carry-                               Carry-Over       Priority         Carry-Over
   Subordinate         Through         Over Priority         Current Priority   Priority Interest   Interest      Priority Interest
   Certificates         Rate         Interest Balance        Interest Accured        Accured           Paid               Balance

M-1                        8.0000%                0.00            151,126.67          0.00          151,126.67                 0.00


M-2                        9.1900%                0.00            102,800.89          0.00          102,800.89                 0.00


B-1                        7.0000%                0.00             96,973.33          0.00           96,973.33                 0.00


B-2                        6.0000%                0.00             83,120.00          0.00           83,120.00                 0.00


X                                         2,862,539.65            347,786.32          0.00                0.00         3,210,325.97

R                                                 0.00                  0.00          0.00                0.00                 0.00

Service Fee                1.0000%                0.00            226,240.02          0.00          226,240.02                 0.00
                   ----------------------------------------------------------------------------------------------------------------

Total                                     2,862,539.65          1,008,047.23          0.00          660,260.91         3,210,325.97
                   ================================================================================================================

All Certificates                          2,862,539.65          2,276,872.63          0.00        1,929,086.31         3,210,325.97
                   ================================================================================================================





                        Beg.          Current       Current                        Ending             Beg.           Current
                    Carry-Over       Shortfall     Carry-Over      Shortfall      Carry-Over       Carry-Over       Writedown
   Subordinate       Shortfall        Interest      Shortfall      Interest        Shortfall        Writedown       Interest
   Certificates    Int. Balance       Accrued     Int. Accrued       Paid       Int. Balance      Int. Balance       Accrued

M-1                                                                                                  0.00            0.00


M-2                  0.00            1,360.10           0.00        1,360.10       0.00              0.00            0.00


B-1                                                                                                  0.00            0.00


B-2                                                                                                  0.00            0.00


X

R

Service Fee
                   --------------------------------------------------------------------------------------------------------------

Total                0.00            1,360.10           0.00        1,360.10       0.00              0.00            0.00
                   ==============================================================================================================

All Certificates     0.00            1,360.10           0.00        1,360.10       0.00              0.00            0.00
                   ==============================================================================================================

                           Current                            Ending        Interest
                          Carry-Over                        Carry-Over      Paid Per           Total
    Subordinate          Writedown          Writedown        Writedown        $1,000            Class
    Certificates        Int. Accrued      Interest Paid     Int.Balance       Denom.        Distribution

 M-1                       0.00               0.00           0.00        6.66667          151,126.67


 M-2                       0.00               0.00           0.00        7.55833          104,160.99


 B-1                       0.00               0.00           0.00        5.83333           96,973.33


 B-2                       0.00               0.00           0.00        5.00000           83,120.00


 X                                                                                              0.00

 R                                                                                              0.00

 Service Fee                                                                              226,240.02
                   -----------------------------------------------               --------------------

 Total                     0.00               0.00           0.00                         661,621.01
                   ===============================================               ====================

 All Certificates          0.00            1,360.10          0.00                       3,839,766.81
                   ================================================              ====================



                                Cumulative X Interest Shortfall                         3,210,325.97
                                Cumulative Accelerated Prin. Disb.                     (1,799,189.85)
                                Cumulative Unpaid Service Fee                                   0.00
                                                                                  -------------------

                                                                                  -------------------
                                                                                        1,411,136.12
                                                                                  ===================
